BSFS Equipment Leasing                              Lease Agreement #6790397-001
Lease Agreement

Leesee's Name:             VISTA VACATIONS INTERNATIONAL

Address:                   5653 NW 29th Street

City/State/Zip Code:       Margate, FL 33063

Contact:                   Teri Nadler

Fax Number: 954-753-9186


Term (in months)           36

                                  855.24

Advanced Rent              1 @ $2,566.76
                               ---------
                               $3,421.00

Monthly Rent              2 -36    @ $473.80

System:                   ICS Phone System

System Price:             $17,105.04

Total Price:              $17,105.04

Supplier Name:            Bellsouth Communications Systems Co,
Address:                  5405 Windward Parkway
City/State/Zip:           Alpharetta, GA 30004

By:                       /s/ Teri Nadler

Title:                    President

Date:                     12/30/98



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